Xumanii, Inc. - (A Development Stage Company) - Balance Sheet (USD $)	Jul. 31, 2012	Jul. 31, 2011
Current Assets
Cash and Cash Equivalents	$ 8,725	$ 45
Total Current Assets	8,725	45
Equipment, net	14,955	0
Total Assets	23,680	45
Liabilities, Current
Accounts Payable and Accrued Liabilities	5,517	5,575
Related Party Payable	41,850	2,496
Loan Payable	200,100	0
Total Current Liabilities	247,467	8,071
Stockholders' Equity (Deficit)
Preferred Stock	0	0
Common Stock	3,413	3,413
Additional Paid in Capital	37,563	37,563
Deficit accumulated in the development stage	(264,763)	(49,002)
Total Stockholders' Deficit	(223,787)	(8,026)
Total Liabilities and Stockholders' Deficit	$ 23,680	$ 45